Filing pursuant to Rule 433,

Filing No. 333-140931

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-866-669-7629 or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

! ACAR07CM.CDI ASSET_BACKED_AUTOLOAN PORTFOLIO

! FileCtrlno: 1186675163 Seqno: 2 Created: 20071008 Last Modified: 20071008 SIGNATURE:

1826700410

!

!

    PORTFOLIO_STRING “Surety fee assumed, spread account details assumed.”

!

    DEAL_COMMENT “Credit Enhancement consists of :Subordination, Overcollateralization,

a Reserve Account, Interest Rate Swaps and a Financial Guaranty.”

!

!

ifdef #cmover_3.1d _

    DEFINE SETTINGS CASHFLOW_REINVESTMENT_ALLOWED NO

!

!

! Modeled in the Intex CMO Modeling Language, (BL)

! which is copyright (c) 2007 by Intex Solutions, Inc.

! Intex shall not be held liable for the accuracy of this data

! nor for the accuracy of information which is derived from this data.

!

!

!

PRICING _

    DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal =

769230769.23

!

CLOSING _

    DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal =

769230769.23

!

!

!

    FULL_DEALNAME: AmeriCredit Prime Automobile Receivables Trust 2007-2-M

    TRUSTEE_INDENTURE: Bank of New York

    TRUSTEE_OWNER: Wilmington Trust Company

    SERVICER_MASTER: Americredit Financial Services

!

    ISSUER: AmeriCredit Auto Receivables

    TRUSTEE_DEAL: Bank of New York

    DEALER: JPMorgan / RBS Greenwich Capital / Wachovia Securities / BMO Capital Markets / UBS Investment Bank

    DEAL SIZE: $750000000.00

    PRICING SPEED: 1.7% ABS

    ISSUE DATE: 20071011

    SETTLEMENT DATE: 20071018

!

!

    DEAL_CLOCK_INFO _

        ISSUE_CDU_DATE 20071001 _

        DEAL_FIRSTPAY_DATE 20071108

!

!

    Record date delay: 0

!

!!!!!!* Attempt to load without IDX file

!!!!!! DEFINE IDXFILE “ABS”

!

!!!!!!!!!!!!*ifdef #cmover_3.1f

!!!!!!!!!!!!*DEFINE MACRO #Proxy_RSV_REINV = PROXY LIBOR_1MO

!

!!!!!!!!!!!!*ifndef #cmover_3.1f

!!!!!!!!!!!!*DEFINE MACRO #Proxy_RSV_REINV =

!

!!!!*DEFINE INDEX _RSV_REINVESTMENT {#Proxy_RSV_REINV}

!

!!!!*DEFINE INDEX _RSV_REINVESTMENT 0

!

!

!

!!!*INITIAL INDEX _RSV_REINVESTMENT 0.00000

!

!

!

    DEFINE #SpecRsvBal = 0.00

    DEFINE #SpecRsvDep = 0.00

    DEFINE #CumDefault = 0.00

    DEFINE #AccTermDate = 0.00

    DEFINE #OC = 19230769.23

    DEFINE #OClevel = 0.00

    DEFINE #RatioValue = 0.00

    DEFINE #OC_PCT = 0.0675

!

    EXPENSE “TrusteeFee” = 0

!

    DEFINE TR_INDEXDEPS_ALL

!

!

!!!Initial Index is assumed.

!

!* INITIAL INDEX LIBOR_1MO 5.12

!

!

    Tranche “A1” SEN_FIX

        Block $ 137000000.00 at 5.2747 CLOSING 5.2747 Delay 0 Dated 20071018 Next 20071108

DAYCOUNT ACTUAL360

!

    Tranche “A2A” SEN_FIX

        Block $ 98000000.00 at 5.19 CLOSING 5.19

!

!

!

PRICING

    Tranche “A2B” SEN_FIX

        Block $ 98000000.00 at 5.19 CLOSING 5.19

!

!

CLOSING

    Tranche “A2B” SEN_FIX

        Block $ 98000000.00 at 5.19 CLOSING 5.19

!

    Tranche “A3A” SEN_FIX

        Block $ 101000000.00 at 5.04 CLOSING 5.04

!

!

PRICING

    Tranche “A3B” SEN_FIX

        Block $ 101000000.00 at 5.04 CLOSING 5.04

!

!

CLOSING

  Tranche “A3B” SEN_FIX

  Block $ 101000000.00 at 5.04 CLOSING 5.04

!

!

Tranche “A4A” SEN_FIX

  Block $ 107500000.00 at 5.17 CLOSING 5.17

!

!

!

PRICING

  Tranche “A4B” SEN_FIX

    Block $ 107500000.00 at 5.17 CLOSING 5.17

!

!

CLOSING

  Tranche “A4B” SEN_FIX

    Block $ 107500000.00 at 5.17 CLOSING 5.17

!

!

!

!

!!!****SWAP ACCRUAL OF 30360 IS ASSUMED***!!!

!

Tranche “SWAP_IN1” PSEUDO HEDGE

    Block 101000000.00 FLOAT NOTIONAL WITH FORMULA ( BBAL(“A3B”) ); _

        DAYCOUNT 30360 BUSINESS_DAY FOLLOWING FREQ M _

        Delay 0 Dated 20071018 Next 20071108

    1 * LIBOR_1MO + 0

    0    999

!

!!!A3B FIXED SWAP OUT RATE PAGE S-16 OF DOC

!

Tranche “SWAP_OUT1” PSEUDO HEDGE

    Block 98000000.00 at 5.303 NOTIONAL WITH FORMULA ( BBAL(“A3B”) ); _

        DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

        Delay 0 Dated 20071018 Next 20071108

!

!

!

!

Tranche “SWAP_IN2” PSEUDO HEDGE

    Block 101000000.00 FLOAT NOTIONAL WITH FORMULA ( BBAL(“A4B”) ); _

        DAYCOUNT 30360 BUSINESS_DAY FOLLOWING FREQ M _

        Delay 0 Dated 20071018 Next 20071108

    1 * LIBOR_1MO + 0

    0    999

!

!!!A4B FIXED SWAP OUT RATE PAGE S-16 OF DOC

!

Tranche “SWAP_OUT2” PSEUDO HEDGE

    Block 107500000.00 at 5.409 NOTIONAL WITH FORMULA ( BBAL(“A4B”) ); _

        DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _

        Delay 0 Dated 20071018 Next 20071108

!

!

!!!***Fee assumed from PRIOR DEAL***!!!

  Tranche “GUARFEE” SEN_FEE_NO !NO_CUSIP_OK

    Block $ 750000000.00 at 0.16 NOTIONAL WITH TRANCHE “A1”, “A2A”, “A2B”, “A3A”,

“A3B”, “A4A”, “A4B” Delay 0 Dated 20071017 Next 20071108

!

  Tranche “SELLER” NPR_NPR

    Block $ 19230769.23 CLOSING 19230769.23 at 0.0 SURPLUS

!

  Tranche “#OC” SYMVAR

!

!

!

RESERVE_FUND “RSV_ACCT” ON TRANCHE

“A1”&”A2A”&”A2B”&”A3A”&”A3B”&”A4A”&”A4B” _

                COVERS INTEREST SHORTFALLS                        _

                COVERS DELINQ LOSSES                            _

                COVERS TRANCHE MATURITY_BAL                            _

                STARTING_BALANCE (7692307.69); _

                FUNDING_FROM RULES                            _

                REINVEST_AT (0);

!

!

FINANCIAL_GUARANTY “FG” ON TRANCHE

“A1”&”A2A”&”A2B”&”A3A”&”A3B”&”A4A”&”A4B _

                COVERS INTEREST SHORTFALLS                    _

                COVERS TRANCHE MATURITY_BAL                    _

                COVERS DELINQ LOSSES                            _

                FUNDING_FROM RULES                              _

                BY MBIA

!

!

!

!!!! define MACRO #HB_SWAP1 = BALANCE NOTIONAL WITH TRANCHE “SWAP_OUT1”

!!!! define MACRO #HB_SWAP2 = BALANCE NOTIONAL WITH TRANCHE “SWAP_OUT2”

!

!!!!! HEDGE “SWAP1” _

!!!!!                    TYPE SWAP {#HB_SWAP1} _

!!!!!                    COVERS INT_COLLECTION _

!!!!!                    LEG “OUT_LEG” DEAL_PAYS OPTIMAL_INTPMT “SWAP_OUT1” _

!!!!!                    LEG “IN_LEG” DEAL_RECEIVES OPTIMAL_INTPMT “SWAP_IN1” _

!!!!!                    BY “Credit Suisse International” _

!!!!!                    DESCR “A3B Inerest Rate Swap”

!

!!!!! HEDGE “SWAP2” _

!!!!!                    TYPE SWAP {#HB_SWAP2} _

!!!!!                    COVERS INT_COLLECTION _

!!!!!                    LEG “OUT_LEG” DEAL_PAYS OPTIMAL_INTPMT “SWAP_OUT2” _

!!!!!                    LEG “IN_LEG” DEAL_RECEIVES OPTIMAL_INTPMT “SWAP_IN2” _

!!!!!                    BY “Credit Suisse International” _

!!!!!                    DESCR “A4B Inerest Rate Swap”

!

!

!

CLASS “SELLER” NO_BUILD_TRANCHE _

                  = “SELLER#1”

CLASS “A1” NO_BUILD_TRANCHE _

                  = “A1”

CLASS “A2A” NO_BUILD_TRANCHE _

                  = “A2A”

CLASS “A2B” NO_BUILD_TRANCHE _

                  = “A2B”

CLASS “A3A” NO_BUILD_TRANCHE _

                = “A3A”

CLASS “A3B” NO_BUILD_TRANCHE _

                = “A3B”

CLASS “A4A” NO_BUILD_TRANCHE _

                = “A4A”

CLASS “A4B” NO_BUILD_TRANCHE _

                = “A4B”

CLASS “GUARFEE” NO_BUILD_TRANCHE _

                = “GUARFEE”

CLASS “A2” DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA ALLOCATION _

                = “A2A” “A2B”

CLASS “A3” DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA ALLOCATION _

                = “A3A” “A3B”

CLASS “A4” DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA ALLOCATION _

                = “A4A” “A4B”

CLASS “NOTES” WRITEDOWN_BAL PRORATA ALLOCATION _

                = “A1” “A2” “A3” “A4” “GUARFEE”

!

!

  CLASS “ROOT” SHORTFALL_PAYBACK ALLOCATION TRUE _

                SHORTFALL_EARN_INT INTEREST TRUE _

                WRITEDOWN_BAL RULES _

                DISTRIB_CLASS RULES _

                NO_BUILD_TRANCHE = “NOTES” “SELLER”

!

!

  DEFINE PSEUDO_TRANCHE CLASS “NOTES”    Delay 05 Dated 20071001 Next 20071108

DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS “A2”    Delay 05 Dated 20071001 Next 20071108

DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS “A3”    Delay 05 Dated 20071001 Next 20071108

DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS “A4”    Delay 05 Dated 20071001 Next 20071108

DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

!

  INTEREST_SHORTFALL FULL_PREPAY Compensate Pro_rata _

                PARTIAL_PREPAY Compensate Pro_rata _

                LOSS    NO_Compensate Subordinated Accum

!

!

!

  OPTIONAL REDEMPTION: “CLEANUP” ( COLL_BAL / #OrigCollBal LE 10% )

!

!

!

  CROSSOVER When 0

!

  Tranche        Cusip        Stated Maturity

  A1        030616AA4        20081008        RATING SP “A-1+” MD “P-1” FT “F1+”

  A2A        030616AB2        20101108        RATING SP “AAA” MD “Aaa” FT “AAA”

  A2B        030616AC0        20101108        RATING SP “AAA” MD “Aaa” FT “AAA”

  A3A        030616AD8        20120608        RATING SP “AAA” MD “Aaa” FT “AAA”

  A3B        030616AE6        20120608        RATING SP “AAA” MD “Aaa” FT “AAA”

  A4A        030616AF3        20160308        RATING SP “AAA” MD “Aaa” FT “AAA”

  A4B        030616AG1        20160308        RATING SP “AAA” MD “Aaa” FT “AAA”

  SELLER        XXXX07TBD        20160308

  SWAP_IN1    XXXX08TBD

        SWAP_OUT1 XXXX09TBD

        SWAP_IN2 XXXX10TBD

        SWAP_OUT2 XXXX11TBD

!

!

!

  CMO Block Payment Rules

----------------------------------

!

----------------------------------

!!!!!    from : HEDGE        (“SWAP1”)

!!!!!    pay : CASH_ACCOUNT (0)

----------------------------------

!!!!!    from : CASH_ACCOUNT (100)

!!!!!    pay : HEDGE        (“SWAP1”)

----------------------------------

!!!!!    from : HEDGE        (“SWAP2”)

!!!!!    pay : CASH_ACCOUNT (0)

----------------------------------

!!!!!    from : CASH_ACCOUNT (100)

!!!!!    pay : HEDGE        (“SWAP2”)

----------------------------------

!

!

!!!Step down assumes trust performance triggers are met and no insurance agreement event of default has occurred per S-47 in doc.!!!

calculate : #ProFormPct = MIN( 93.25% , (1-(7692307.69/COLL_BAL)))

!

!

!

calculate : #Princ    = ( COLL_PREV_BAL - COLL_BAL )

!

calculate : #Interest    = COLL_I + COLL(“NS_INTSHORT”)

!

calculate : #ReqProForm = MAX( 0 , #ProFormPct * COLL_BAL )

!

calculate : #ProForm    = BBAL(“NOTES”) - #Princ

!

calculate : #StepDnAmt    = MAX( 0.0 , #ReqProForm - #ProForm )

!

calculate : #ReqProDef    = MAX( 0.0 , #ProForm - #ReqProForm )

!

calculate : #Princ    = MAX( 0.0 , #Princ - #StepDnAmt )

!

calculate : #Excess    = MAX( 0.0, #Interest - OPTIMAL_INTPMT( “ROOT” ) )

!

!

!

!!! Reserve target is assumed to be the same as the initial spread target of 1% of original collat.

calculate : #SpecRsvBal = MIN( BBAL( “NOTES” ), 1.0% * #OrigCollBal )

!

!!!!RETAINED FOR FUTURE DEAL WITH PREFUND COLLAT!!!

!!! USE THIS IF THERE IS PREFUND COLLAT THAT INCREASES THE SPREAD AS THE

COLLAT VALIDATES.

!!! RESERVE IS FUNDED WHEN PREFUNDED COLLAT VALIDATES

!!! calculate : #SpecRsvBal = IF CURDATE EQ 20061006 THEN 16500000 ELSE _

!!!                            IF CURDATE EQ 20061106 THEN 16500000 ELSE _

!!!                            IF CURDATE EQ 20061206 THEN 19648648.65 ELSE _

!!!                            IF CURDATE EQ 20070106 THEN 22797297.30 ELSE _

!!!                            MIN( BBAL( “NOTES” ), 2.0% * #OrigCollBal )

!

calculate : #SpecRsvDep = MAX( 0, #SpecRsvBal—CREDIT_ENHANCEMENT ( “RSV_ACCT” ) )

!

calculate : #SpecRsvRel = MAX( 0, CREDIT_ENHANCEMENT ( “RSV_ACCT” ) - #SpecRsvBal )

!

!

calculate : #AccPrn = MAX( 0, MIN( #Excess + #SpecRsvRel , #ReqProDef ))

!

!

calculate : #NotePrn = #Princ + #AccPrn

!

!

!!!RETAINED CODE FOR FUTURE DEAL IF IT HAS PREFUND COLLAT

!

!!!-----------------------------------

!!! when : IS_TRUE ( CURDATE EQ 20061106 )

!!! from : NOWHERE (3148648.65)

!!! pay : CREDIT_ENHANCEMENT                 ( “RSV_ACCT” )

!!!-----------------------------------

!!!!

!!!-----------------------------------

!!! when : IS_TRUE ( CURDATE EQ 20061206 )

!!! from : NOWHERE (3148648.65)

!!! pay : CREDIT_ENHANCEMENT                 ( “RSV_ACCT” )

!!!-----------------------------------

!!!!

!!!-----------------------------------

!!! when : IS_TRUE ( CURDATE EQ 20070106 )

!!! from : NOWHERE (3148648.65)

!!! pay : CREDIT_ENHANCEMENT                 ( “RSV_ACCT” )

!!!-----------------------------------

!

-----------------------------------

    from : CREDIT_ENHANCEMENT                 ( “RSV_ACCT” )

subject to : CEILING ( #SpecRsvRel )

    pay : CASH_ACCOUNT                 (0)

-----------------------------------

!

-----------------------------------

calculate : “NOTES” _

    CUSTOM                 AMOUNT                 = 0

-----------------------------------

!

-----------------------------------

    from : CLASS                 ( “ROOT” )

    pay : EXPENSE                 ( “TrusteeFee” )

-----------------------------------

!

-----------------------------------

    pay : CLASS INTEREST SEQUENTIAL ( “NOTES” )

    pay : CLASS INTSHORT SEQUENTIAL ( “NOTES” )

-----------------------------------

    from : CLASS ( “NOTES” )

    pay : CLASS INTEREST PRO_RATA ( “A1”;”A2”;”A3”;”A4” )

    pay : CLASS INTSHORT PRO_RATA ( “A1”;”A2”;”A3”;”A4” )

-----------------------------------

    from : CLASS ( “A2” )

    pay : CLASS INTEREST PRO_RATA ( “A2A”; “A2B” )

pay : CLASS INTSHORT PRO_RATA ( “A2A”; “A2B” )

-----------------------------------

from : CLASS ( “A3” )

pay : CLASS INTEREST PRO_RATA ( “A3A”; “A3B” )

pay : CLASS INTSHORT PRO_RATA ( “A3A”; “A3B” )

-----------------------------------

from : CLASS ( “A4” )

pay : CLASS INTEREST PRO_RATA ( “A4A”; “A4B” )

pay : CLASS INTSHORT PRO_RATA ( “A4A”; “A4B” )

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS INTEREST SEQUENTIAL ( “GUARFEE” )

pay : CLASS INTSHORT SEQUENTIAL ( “GUARFEE” )

-----------------------------------

!

-----------------------------------

from : SUBACCOUNT ( #Princ, CLASS “ROOT” )

pay : CLASS BALANCE SEQUENTIAL ( “NOTES” )

-----------------------------------

!

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A1”)

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A2”)

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A3”)

-----------------------------------

from : CLASS ( “A3” )

pay : CLASS BALANCE PRO_RATA ( “A3A” ; “A3B” )

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A4”)

-----------------------------------

from : CLASS ( “A4” )

pay : CLASS BALANCE PRO_RATA ( “A4A” ; “A4B” )

-----------------------------------

!

!

-----------------------------------

from : CLASS ( “A1” )

pay : SEQUENTIAL ( “A1#1” )

-----------------------------------

from : CLASS ( “A2A” )

pay : SEQUENTIAL ( “A2A#1” )

-----------------------------------

from : CLASS ( “A2B” )

pay : SEQUENTIAL ( “A2B#1” )

-----------------------------------

from : CLASS ( “A3A” )

pay : SEQUENTIAL ( “A3A#1” )

-----------------------------------

from : CLASS ( “A3B” )

pay : SEQUENTIAL ( “A3B#1” )

-----------------------------------

from : CLASS ( “A4A” )

pay : SEQUENTIAL ( “A4A#1” )

-----------------------------------

from : CLASS ( “A4B” )

pay : SEQUENTIAL ( “A4B#1” )

-----------------------------------

!

!

!

-----------------------------------

from : CLASS ( “ROOT” )

pay : REIMBURSE CREDIT_ENHANCEMENT ( “FG” )

-----------------------------------

from : SUBACCOUNT ( #SpecRsvDep , CLASS “ROOT” )

pay : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

-----------------------------------

from : SUBACCOUNT ( #AccPrn, CLASS “ROOT” )

pay : CLASS BALANCE SEQUENTIAL ( “NOTES” )

-----------------------------------

!

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A1”)

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A2”)

-----------------------------------

from : CLASS ( “A2” )

pay : CLASS BALANCE PRO_RATA ( “A2A” ; “A2B” )

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A3”)

-----------------------------------

from : CLASS ( “A3” )

pay : CLASS BALANCE PRO_RATA ( “A3A” ; “A3B” )

-----------------------------------

!

-----------------------------------

from : CLASS ( “NOTES” )

pay : CLASS BALANCE SEQUENTIAL (“A4”)

-----------------------------------

from : CLASS ( “A4” )

pay : CLASS BALANCE PRO_RATA ( “A4A” ; “A4B” )

-----------------------------------

!

!

-----------------------------------

from : CLASS ( “A1” )

pay : SEQUENTIAL ( “A1#1” )

-----------------------------------

from : CLASS ( “A2A” )

pay : SEQUENTIAL ( “A2A#1” )

-----------------------------------

from : CLASS ( “A2B” )

pay : SEQUENTIAL ( “A2B#1” )

-----------------------------------

from : CLASS ( “A3A” )

pay : SEQUENTIAL ( “A3A#1” )

-----------------------------------

from : CLASS ( “A3B” )

pay : SEQUENTIAL ( “A3B#1” )

-----------------------------------

from : CLASS ( “A4A” )

pay : SEQUENTIAL ( “A4A#1” )

-----------------------------------

from : CLASS ( “A4B” )

pay : SEQUENTIAL ( “A4B#1” )

-----------------------------------

!

!

!

-----------------------------------

calculate : #Loss = MAX( 0, BBAL( “A1#1”, “A2A#1”, “A2B#1”, “A3A#1”, “A3B#1”, “A4A#1”, “A4B#1” ) - COLL_BAL )

-----------------------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “NOTES” )

-----------------------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #Loss )

pay : CLASS BALANCE SEQUENTIAL ( “NOTES” )

-----------------------------------

from : CREDIT_ENHANCEMENT ( “FG” )

pay : CLASS INTEREST SEQUENTIAL ( “NOTES” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A1”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A1” ) ) )

pay : SEQUENTIAL ( “A1” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A2A”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A2A” ) ) )

pay : SEQUENTIAL ( “A2A” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A2B”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A2B” ) ) )

pay : SEQUENTIAL ( “A2B” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A3A”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A3A” ) ) )

pay : SEQUENTIAL ( “A3A” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A3B”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A3B” ) ) )

pay : SEQUENTIAL ( “A3B” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A4A”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A4A” ) ) )

pay : SEQUENTIAL ( “A4A” )

-----------------------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“A4B”) )

from : CREDIT_ENHANCEMENT ( “FG” )

subject to : CEILING ( ( BBAL( “A4B” ) ) )

pay : SEQUENTIAL ( “A4B” )

-----------------------------------

!

-----------------------------------

from : CLASS ( “A1” )

pay : SEQUENTIAL ( “A1#1” )

-----------------------------------

from : CLASS ( “A2A” )

pay : SEQUENTIAL ( “A2A#1” )

-----------------------------------

from : CLASS ( “A2B” )

pay : SEQUENTIAL ( “A2B#1” )

-----------------------------------

from : CLASS ( “A3A” )

pay : SEQUENTIAL ( “A3A#1” )

-----------------------------------

from : CLASS ( “A3B” )

pay : SEQUENTIAL ( “A3B#1” )

-----------------------------------

from : CLASS ( “A4A” )

pay : SEQUENTIAL ( “A4A#1” )

-----------------------------------

from : CLASS ( “A4B” )

pay : SEQUENTIAL ( “A4B#1” )

-----------------------------------

!

-----------------------------------

-----------------------------------

from: CLASS (“ROOT”)

pay: CLASS BALANCE SEQUENTIAL (“SELLER”)

-----------------------------------

calculate: #OC = MAX( 0, COLL_BAL - BBAL( “A1#1”, “A2A#1”, “A2B#1”, “A3A#1”, “A3B#1”, “A4A#1”, “A4B#1” ) )

-----------------------------------

calculate: #OC_PCT = #OC / COLL_BAL

-----------------------------------

-----------------------------------

!

!

!

!

ABS_SUMMARY_INFO _

1mo_BALANCE ALL_TRANCHES _

1mo_COUPON ALL_TRANCHES _

1mo_CREDIT_BALANCE ALL_CREDITS _

1mo_AVAIL_ENHANCEMENT ALL _

1mo_COLLAT_BAL _

1mo_DELINQ_30_59 1mo_DELINQ_60_89 1mo_DELINQ_90_plus _

1mo_WAC 1mo_WAM 1mo_WALA _

1mo_CPR _

1mo_ACCUM_NET_LOSS _

1mo_NET_LOSS_RATE _

3mo_COUPON ALL_TRANCHES _

3mo_CPR

!

!

!

DEFINE DYNAMIC STICKY #FEE = IF CURDATE EQ 20071108 THEN 1.50 * 20/30 ELSE

1.50

!

!

! Collateral PRICING OVER

!

!         Factor         ---Delay---

! Type Date P/Y BV Use BV for 0

  WL 20071101 9999 9999 FALSE

!

! Pool # Type        Net    Current    Original ---Fee--- Maturity Orig

!            Coupon    Factor    Balance    P/Y    BV    P/Y     BV    Term

M 000001   WL 00     WAC     12.240     1.0000         2344181.29     (#FEE);     (#FEE);   08:54     08:54 62

NO_CHECK

M 000002   WL 00     WAC     10.734     1.0000       12081873.14     (#FEE);     (#FEE);   19:50     19:50 69

NO_CHECK

M 000003   WL 00     WAC     11.245     1.0000         5384883.83     (#FEE);     (#FEE);   32:07     32:07 39

NO_CHECK

M 000004   WL 00     WAC     11.486     1.0000       15449954.43     (#FEE);     (#FEE);   44:06     44:06 50

NO_CHECK

M 000005   WL 00     WAC     11.594     1.0000       94829306.65     (#FEE);     (#FEE);   56:05     56:05 61

NO_CHECK

M 000006   WL 00     WAC     12.184     1.0000     458747664.43     (#FEE);     (#FEE);   68:04     68:04 72

NO_CHECK

M 000007   WL 00     WAC       9.526     1.0000       92395699.32     (#FEE);     (#FEE);   81:03     81:03 84

NO_CHECK

M 000008   WL 00     WAC       9.957     1.0000       87997206.14     (#FEE);     (#FEE);   94:02     94:02 96

NO_CHECK

!

! Collateral CLOSING OVER

!

!         Factor         ---Delay---

! Type Date P/Y BV Use BV for 0

  WL 20071101 9999 9999 FALSE

!

! Pool # Type        Net    Current    Original ---Fee--- Maturity Orig

!            Coupon    Factor    Balance    P/Y    BV    P/Y     BV    Term

M 000001   WL 00 WAC     12.240     1.0000         2344181.29     (#FEE);     (#FEE);   08:54     08:54 62

NO_CHECK

M 000002   WL 00 WAC     10.734     1.0000       12081873.14     (#FEE);     (#FEE);   19:50     19:50 69

NO_CHECK

M 000003   WL 00 WAC     11.245     1.0000         5384883.83     (#FEE);     (#FEE);   32:07     32:07 39

NO_CHECK

M 000004   WL 00 WAC     11.486     1.0000       15449954.43     (#FEE);     (#FEE);   44:06     44:06 50

NO_CHECK

M 000005   WL 00 WAC     11.594     1.0000       94829306.65     (#FEE);     (#FEE);   56:05     56:05 61

NO_CHECK

M 000006   WL 00 WAC     12.184     1.0000     458747664.43     (#FEE);     (#FEE);   68:04     68:04 72

NO_CHECK

M 000007   WL 00 WAC       9.526     1.0000       92395699.32     (#FEE);     (#FEE);   81:03     81:03 84

NO_CHECK

M 000008   WL 00 WAC       9.957     1.0000       87997206.14     (#FEE);     (#FEE);   94:02     94:02 96

NO_CHECK